Exhibit 99.1

Churchill Corp X Announces Transfer of Listing of Securities to the New York Stock Exchange and Change in Ticker Symbol

Combined Company to Trade on NYSE as “INFQ”

New York, February 3, 2026 – Churchill Capital Corp X (“Churchill X”), a special purpose acquisition company, today announced Churchill X’s intent to transfer the listing of its Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and public warrants (the “CCX Warrants”) (each, the Common Stock and Warrants following transactions contemplated by the Business Combination, as defined below), from the Nasdaq Stock Market LLC (“Nasdaq”) to the New York Stock Exchange (the “NYSE”) following, and subject to the completion of, its previously announced business combination with ColdQuanta, Inc. (d/b/a Infleqtion) (“Infleqtion”, and such related transactions, the “Business Combination”). In connection with the Business Combination, Churchill X will transfer its registration by way of continuation from the Cayman Islands to the State of Delaware and: (1) each Class A Ordinary Share will automatically convert, on a one-for-one basis, into one share of common stock of Churchill X (the “Common Stock”); and (2) each of the issued and outstanding CCX Warrants will automatically convert into a warrant (“Warrant”) to acquire a corresponding number of shares of the Common Stock, on a one-for-one basis. In addition, prior to the closing of the Business Combination, each unit of CCX sold in its initial public offering (“Unit”) will be separated into one Class A Ordinary Share and one-quarter of one CCX Warrant. The Units will no longer be listed on Nasdaq following the closing of the Business Combination.

Churchill X expects that the listing and trading of its Class A Ordinary Shares, CCX Warrants and Units will end at market close on February 13, 2026 and that trading of the Common Stock and Warrants will begin on the NYSE at the market open on February 17, 2026. Following the completion of the Business Combination, we expect that the Common Stock and Warrants will trade on the NYSE under the symbols “INFQ” and “INFQ WS”, respectively.

As previously announced, Churchill X will hold the Extraordinary General Meeting via live webcast at https://www.cstproxy.com/churchillcapitalx/2026 on February 12, 2026 at 10:00 a.m. Eastern Time for its shareholders of record at the close of business on January 13, 2026 to vote on the Business Combination, among other things. The definitive proxy statement/prospectus with respect to the Business Combination, together with a proxy card for voting, has been mailed to Churchill X’s shareholders. Shareholders are encouraged to attend the Extraordinary General Meeting and to vote as soon as possible by signing, dating and returning the proxy card enclosed with the definitive proxy statement/prospectus. If you have any questions, please contact Sodali & Co., Churchill X’s proxy solicitor, at (800) 662-5200.

About Churchill Capital Corp X

Churchill X is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

About Infleqtion

Infleqtion is a global leader in quantum sensing and quantum computing, powered by neutral atom technology. Infleqtion designs and builds quantum computers, precision sensors, and quantum software for governments, enterprises, and research institutions. Infleqtion’s commercial portfolio includes quantum computers as well as quantum RF systems, quantum clocks, and inertial navigation solutions. Infleqtion is the partner of choice for governments and commercial customers seeking cutting-edge quantum capabilities. Infleqtion announced in September 2025 it plans to go public via a merger with Churchill X (NASDAQ: CCCX). For more information, visit Infleqtion.com or follow Infleqtion on LinkedIn, YouTube, and X.

Additional Information and Where to Find It

The proposed transaction will be submitted to shareholders of Churchill X for their consideration. Churchill X has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on January 23, 2026, and which includes a definitive proxy statement/prospectus. The definitive proxy statement/prospectus and other relevant documents have been mailed to Infleqtion stockholders and Churchill X shareholders as of January 13, 2026, the record date established for voting on the proposed transaction, in connection with Churchill X’s solicitation of proxies for the vote by Churchill X’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Infleqtion stockholders in connection with the completion of the proposed transaction. Before making any voting or investment decision, Churchill X shareholders, Infleqtion stockholders and other interested persons are advised to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Churchill X in connection with the proposed transaction, as these documents contain important information about Churchill X, Infleqtion and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed by Churchill X with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp X, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Infleqtion has based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Infleqtion’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding Infleqtion’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Infleqtion’s ability to attract, retain and expand its customer base; Infleqtion’s deployment of proceeds from capital raising transactions; Infleqtion’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Infleqtion’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting Infleqtion’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Infleqtion to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Infleqtion and Churchill X.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Infleqtion’s or Churchill X’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Infleqtion is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Infleqtion’s historical net losses and limited operating history; Infleqtion’s expectations regarding future financial performance, capital requirements and unit economics; Infleqtion’s use and reporting of business and operational metrics; Infleqtion’s competitive landscape; Infleqtion’s dependence on members of its senior management and its ability to attract and retain qualified personnel; Infleqtion’s concentration of revenue in contracts with government or state-funded entities; the potential need for additional future financing; Infleqtion’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Infleqtion’s reliance on strategic partners and other third parties; Infleqtion’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill X could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Infleqtion or Churchill X; failure to realize the anticipated benefits of the proposed transaction; the ability of Churchill X or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill X’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Infleqtion, Churchill X or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Infleqtion’s and Churchill X’s management as of the date of this release; subsequent events and developments may cause their assessments to change. While Infleqtion and Churchill X may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Churchill X is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill X, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill X, Infleqtion and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill X’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill X’s shareholders in connection with the proposed transaction is set forth in the definitive proxy statement/prospectus filed by Churchill X with the SEC. You can find more information about Churchill X’s directors and executive officers in Churchill X’s final prospectus related to its initial public offering filed with the SEC on May 15, 2025. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the definitive proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.